UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 16, 2011
Date of Report (Date of earliest event reported)
RAE SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0280662
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3775 North First Street
San Jose, CA 95134
(Address of principal executive offices, including zip code)
(408) 952-8200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 3.03. Material Modification to Rights of Security Holders
Item 5.01. Changes in Control of Registrant
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers
Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2
EX-99.1

INTRODUCTORY NOTE
               On June 16, 2011, RAE Systems Inc., a Delaware corporation (the “Company”), completed its merger (the “Merger”) with Ray Merger Sub Corporation, a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Ray Holding Corporation, a Delaware corporation (“Parent”), pursuant to the terms of the previously announced Agreement and Plan of Merger dated January 18, 2011, as amended on April 3, 2011, May 17, 2011, May 20, 2011 and May 24, 2011 (as so amended, the “Merger Agreement”), by and among, Parent, Merger Sub and the Company. As a result of the Merger, the Company is now controlled by Parent, which is controlled by affiliates of Vector Capital IV International, L.P., Vector Capital Entrepreneur Fund III, L.P. and Vector Capital III International, L.P. (collectively, “Vector”).

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
          In connection with the completion of the Merger , the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove its common stock from listing on the NYSE and requested the NYSE to file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist and deregister its common stock. The Company will file with the SEC a certification on Form 15 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Company’s common stock and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.
          As of the effective time of the Merger, each share of Company common stock (other than shares of Company common stock owned by (i) Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent, including shares contributed to Parent by Robert I. Chen, President and Chief Executive Officer of the Company, Peter Hsi, Chief Technology Officer of the Company and certain trusts controlled by them (together, the “Rollover Holders”), (ii) the Company or any direct or indirect wholly owned subsidiary of the Company or (iii) stockholders who have properly exercised and perfected appraisal rights under Delaware law), was converted into the right to receive $2.25 in cash, without interest and less any applicable withholding taxes.

Item 5.01.	Changes in Control of Registrant.
          On June 16, 2011, Parent consummated the acquisition of 100% of the outstanding voting securities of the Company through the Merger of Merger Sub with and into Company. The Company is the surviving corporation in the Merger and is a wholly owned subsidiary of Parent.
     The aggregate purchase price paid for all equity securities (other than shares of Company common stock owned by (i) Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent, including shares contributed to Parent by the Rollover Holders, (ii) the Company or any direct or indirect wholly owned subsidiary of the Company or (iii) stockholders who have properly exercised and perfected appraisal rights under Delaware law) of the Company was approximately $96.7 million. The purchase price was funded by equity financing from Vector, Profit Spring Investments Limited, an affiliate of CITIC Capital MB Investment Limited and the Rollover Holders and by borrowings of $35 million pursuant to a credit agreement dated as of June 16, 2011, among Parent, Merger Sub, RAE Systems, the several banks and other financial institutions or entities from time to time parties to the credit agreement and Silicon Valley Bank as administrative agent and issuing lender.
          This description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5 hereto and incorporated herein by reference. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.
          In accordance with the terms of the Merger Agreement and effective as of the effective time of the Merger (the “Effective Time”), Robert I. Chen, Peter C. Hsi, Keh-Shew Lu, Susan Wang, Lyle D. Feisel, Sigrun Hjelmqvist and James W. Power resigned as members of the board of directors of the Company. By virtue of the terms of the Merger Agreement, Alexander Slusky, David Fishman, and Andrew Fishman, the directors of Merger Sub immediately prior to the Effective Time, became the directors of the Company. Immediately following the Effective Time, Robert I. Chen and Peter C. Hsi were elected to the board of directors.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.
          Pursuant to the Merger Agreement, the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, became the certificate of incorporation of the Company and the bylaws of Merger Sub as in effect immediately prior to the Effective Time, became the bylaws of the Company. The certificate of incorporation and the bylaws of the Company as so amended are attached as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 8.01	Other Events.
          On June 16, 2011, RAE Systems Inc., issued the press release attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 18, 2011, by and among RAE Systems Inc., Ray Holding Corporation and Ray Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RAE Systems Inc. on January 19, 2011).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 3, 2011, by and among RAE Systems Inc., Ray Holding Corporation and Ray Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RAE Systems Inc. on April 4, 2011).

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of May 17, 2011, by and among RAE Systems Inc., Ray Holding Corporation and Ray Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RAE Systems Inc. on May 18, 2011).

2.4	Amendment No. 3 to Agreement and Plan of Merger, dated as of May 20, 2011, by and among RAE Systems Inc., Ray Holding Corporation and Ray Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RAE Systems Inc. on May 24, 2011).

2.5	Amendment No. 4 to Agreement and Plan of Merger, dated as of May 24, 2011, by and among RAE Systems Inc., Ray Holding Corporation and Ray Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RAE Systems Inc. on May 25, 2011).

3.1	Amended and Restated Certificate of Incorporation of RAE Systems Inc.

3.2	Amended and Restated Bylaws of RAE Systems Inc.

99.1	Press Release issued by RAE Systems Inc. dated June 16, 2011

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAE SYSTEMS INC.
Date: June 17, 2011	By:	/s/ Randall Gausman
		Name:	Randall Gausman
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 18, 2011, by and among RAE Systems Inc., Ray Holding Corporation and Ray Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RAE Systems Inc. on January 19, 2011).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 3, 2011, by and among RAE Systems Inc., Ray Holding Corporation and Ray Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RAE Systems Inc. on April 4, 2011).

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of May 17, 2011, by and among RAE Systems Inc., Ray Holding Corporation and Ray Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RAE Systems Inc. on May 18, 2011).

2.4	Amendment No. 3 to Agreement and Plan of Merger, dated as of May 20, 2011, by and among RAE Systems Inc., Ray Holding Corporation and Ray Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RAE Systems Inc. on May 24, 2011).

2.5	Amendment No. 4 to Agreement and Plan of Merger, dated as of May 24, 2011, by and among RAE Systems Inc., Ray Holding Corporation and Ray Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RAE Systems Inc. on May 25, 2011).

3.1	Amended and Restated Certificate of Incorporation of RAE Systems Inc.

3.2	Amended and Restated Bylaws of RAE Systems Inc.

99.1	Press Release issued by RAE Systems Inc. dated June 16, 2011